EFFECTIVE SEPTEMBER
25, 2013, THE PAR VALUE
HAS CHANGED FROM
 GBP 1 TO GBP 50

EXHIBIT A

AMERICAN DEPOSITARY
SHARES
Each American Depositary Share
represents two deposited Shares

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF GBP 1
EACH OF
PHYTOPHARM PLC
INCORPORATED UNDER
THE LAWS OF ENGLAND
AND WALES

The Bank of New York, as
depositary hereinafter called the
Depositary, hereby certifies that ,
or registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares herein called Shares of
Phytopharm plc, incorporated
under the laws of England and
Wales herein called the
Company.  At the date hereof,
each American Depositary Share
represents one Share deposited or
subject to deposit under the
Deposit Agreement as such term
is hereinafter defined at the
London office of The Bank of
New York herein called the
Custodian.  The Depositarys
Corporate Trust Office is located
at a different address than its
principal executive office.  Its
Corporate Trust Office is located
at 101 Barclay Street, New York,
N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286



1.  THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue herein
called Receipts, all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of , 2004
herein called the Deposit
Agreement, by and among the
Company, the Depositary, and all
Owners and holders from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth the
rights of Owners and holders of
the Receipts and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect
of such Shares and held
thereunder such Shares,
securities, property, and cash are
herein called Deposited
Securities.  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

The statements made on the face
and reverse of this Receipt are
summaries of certain provisions
of the Deposit Agreement and
are qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not
defined herein shall have the
meanings set forth in the Deposit
Agreement.

2.  SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
Upon surrender at the Corporate
Trust Office of the Depositary of
this Receipt, and upon payment
of the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or
upon his order, of the Deposited
Securities at the time represented
by the American Depositary
Shares for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of a
certificates in the name of the
Owner hereof or as ordered by
him or certificates properly
endorsed or accompanied by
proper instruments of transfer
and b any other securities,
property and cash to which such
Owner is then entitled in respect
of this Receipt.  Such delivery
will be made at the option of the
Owner hereof, either at the office
of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery at the
Corporate Trust Office of the
Depositary shall be at the risk
and expense of the Owner
hereof.

3.  TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in
person or by a duly authorized
attorney, upon surrender of this
Receipt properly endorsed for
transfer or accompanied by
proper instruments of transfer
and funds sufficient to pay any
applicable transfer taxes and the
expenses of the Depositary and
upon compliance with such
regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be
split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
splitup, combination, or surrender
of any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the Shares
or the presentor of the Receipt of
a sum sufficient to reimburse it
for any tax or other governmental
charge and any stock transfer or
registration fee with respect
thereto including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of any
applicable fees as provided in this
Receipt, may require a the
production of proof satisfactory
to it as to the identity and
genuineness of any signature, b
compliance with any laws or
regulations, relating to depositary
receipts in general or to the
withdrawal or sale of Deposited
Securities, c delivery of such
certificates as the Company may
from time to time specify in
writing to the Depositary to
assure compliance with the
Securities Act of 1933 and the
rules and regulations thereunder
and d compliance with such
reasonable procedures, if any, as
the Depositary may establish
consistent with the provisions of
the Deposit Agreement or this
Receipt, including, without
limitation, this Article 3.

The delivery of Receipts against
deposit of Shares generally or
against deposit of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books
of the Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or for
any other reason, subject to the
provisions of the following
sentence.  Notwithstanding
anything to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be suspended
subject only to i temporary delays
caused by closing the transfer
books of the Depositary or the
Company or the deposit of
Shares in connection with voting
at a shareholders meeting, or the
payment of dividends, ii the
payment of fees, taxes and
similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement
any Shares required to be
registered under the provisions of
the Securities Act of 1933, unless
a registration statement is in
effect as to such Shares.

4.  LIABILITY OF OWNER
FOR TAXES.
If any tax or other governmental
charge shall become payable with
respect to any Receipt, any
American Depositary Share or
any Deposited Securities
represented hereby, such tax or
other governmental charge shall
be payable by the Owner hereof
to the Depositary.  The
Depositary may refuse to effect
any transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner hereof any
part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner hereof shall remain liable
for any deficiency.



5.  WARRANTIES ON
DEPOSIT OF SHARES.
Every person depositing Shares
under the Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and each certificate
therefor, if applicable, are validly
issued, fully paid, nonassessable,
and free of any preemptive rights
of the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares
by that person are not restricted
under the Securities Act of 1933.
Such representations and
warranties shall survive the
deposit of Shares and issuance of
Receipts.

6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares for
deposit or any Owner or holder
of a Receipt may be required
from time to time to file with the
Depositary or the Custodian such
proof of citizenship or residence,
exchange control approval, or
such information relating to the
registration on the books of the
Company or the Foreign
Registrar, if applicable, to
execute such certificates and to
make such representations and
warranties, as the Depositary may
deem necessary or proper.  The
Depositary may withhold the
delivery or registration of transfer
of any Receipt or the distribution
of any dividend or sale or
distribution of rights or of the
proceeds thereof or the delivery
of any Deposited Securities until
such proof or other information is
filed or such certificates are
executed or such representations
and warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval has
been granted by any
governmental body in England
and Wales which is then
performing the function of the
regulation of currency exchange.

7.  CHARGES OF
DEPOSITARY.
The Company agrees to pay the
fees, reasonable expenses and
outofpocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered
into between the Depositary and
the Company from time to time.
The Depositary shall present its
statement for such charges and
expenses to the Company at least
once every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

The following charges shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
including, without limitation,
issuance pursuant to a stock
dividend or stock split declared
by the Company or an exchange
of stock regarding the Receipts
or Deposited Securities or a
distribution of Receipts pursuant
to Section 4.03 of the Deposit
Agreement, or by Owners, as
applicable 1 taxes and other
governmental charges, 2 such
registration fees as may from
time to time be in effect for the
registration of transfers of Shares
generally on the Share register of
the Company or Foreign
Registrar and applicable to
transfers of Shares to or from the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement, 3 such cable, telex
and facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, 4 such expenses as
are incurred by the Depositary in
the conversion of foreign
currency pursuant to Section 4.05
of the Deposit Agreement, 5 a
fee of 5.00 or less per 100
American Depositary Shares or
portion thereof for the execution
and delivery of Receipts pursuant
to Section 2.03, 4.03 or 4.04 of
the Deposit Agreement and the
surrender of Receipts pursuant to
Section 2.05 or 6.02 of the
Deposit Agreement, 6 a fee of
..02 or less per American
Depositary Share or portion
thereof for any cash distribution
made pursuant to Sections 4.01
through 4.04 of the Deposit
Agreement, 7 a fee for the
distribution of securities pursuant
to Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result of
the deposit of such securities for
purposes of this clause 7 treating
all such securities as if they were
Shares, but which securities are
instead distributed by the
Depositary to Owners, 8 a fee of
..02 or less per American
Depositary Share or portion
thereof for depositary services,
which will accrue on the last day
of each calendar year and which
will be payable as provided in
clause 9 below provided,
however, that no fee will be
assessed under this clause 8 to
the extent a fee of .02 was
charged pursuant to clause 6
above during that calendar year
and 9 any other charge payable
by the Depositary, any of the
Depositarys agents, including the
Custodian, or the agents of the
Depositarys agents in connection
with the servicing of Shares or
other Deposited Securities which
charge shall be assessed against
Owners as of the date or dates
set by the Depositary in
accordance with Section 4.06 of
the Deposit Agreement and shall
be payable at the sole discretion
of the Depositary by billing such
Owners for such charge or by
deducting such charge from one
or more cash dividends or other
cash distributions.

The Depositary, subject to
Article 8 hereof, may own and
deal in any class of securities of
the Company and its affiliates
and in Receipts.

8.  PRERELEASE OF
RECEIPTS.
Notwithstanding Section 2.03 of
the Deposit Agreement, the
Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement a PreRelease.  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts which have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease or
the Depositary knows that such
Receipt has been PreReleased.
The Depositary may receive
Receipts in lieu of Shares in
satisfaction of a PreRelease.
Each PreRelease will be a
preceded or accompanied by a
written representation from the
person to whom Receipts or
Shares are to be delivered that
such person, or its customer,
owns the Shares or Receipts to be
remitted, as the case may be, b at
all times fully collateralized with
cash or such other collateral as
the Depositary deems
appropriate, c terminable by the
Depositary on not more than five
5 business days notice, and d
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of PreReleases
will not normally exceed thirty
percent 30 of the Shares
deposited under the Deposit
Agreement provided, however,
that the Depositary reserves the
right to change or disregard such
limit from time to time as it
deems appropriate.

The Depositary may retain for its
own account any compensation
received by it in connection with
the foregoing.

9.  TITLE TO RECEIPTS.
It is a condition of this Receipt
and every successive Owner and
holder of this Receipt by
accepting or holding the same
consents and agrees, that title to
this Receipt when properly
endorsed or accompanied by
proper instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the
laws of New York provided,
however, that the Depositary and
the Company, notwithstanding
any notice to the contrary, may
treat the person in whose name
this Receipt is registered on the
books of the Depositary as the
absolute Owner hereof for the
purpose of determining the
person entitled to distribution of
dividends or other distributions
or to any notice provided for in
the Deposit Agreement or for all
other purposes, and neither the
Depositary nor the Company
shall have any obligation or be
subject to any liability under the
Deposit Agreement to any holder
of a Receipt unless such holder is
the Owner thereof.

10.  VALIDITY OF RECEIPT.
This Receipt shall not be entitled
to any benefits under the Deposit
Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been
executed by the Depositary by
the manual signature of a duly
authorized signatory of the
Depositary provided, however
that such signature may be a
facsimile if a Registrar for the
Receipts shall have been
appointed and such Receipts are
countersigned by the manual
signature of a duly authorized
officer of the Registrar.

11.  REPORTS INSPECTION
OF TRANSFER BOOKS.
The Company currently furnishes
the Securities and Exchange
Commission hereinafter called
the Commission with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32b
under the Securities Exchange
Act of 1934.  Such reports and
communications will be available
for inspection and copying at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.

The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
a received by the Depositary as
the holder of the Deposited
Securities and b made generally
available to the holders of such
Deposited Securities by the
Company.  The Depositary will
also, upon written request, send
to Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.

The Depositary will keep books,
at its Corporate Trust Office, for
the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the
interest of a business or object
other than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

12.  DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts
received in a foreign currency can
in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to the
United States, and subject to the
Deposit Agreement, convert such
dividend or distribution into
dollars and will distribute the
amount thus received net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement to the
Owners of Receipts entitled
thereto provided, however, that
in the event that the Company or
the Depositary is required to
withhold and does withhold
from any cash dividend or other
cash distribution in respect of any
Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.

Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the
Depositary will cause the
securities or property received by
it to be distributed to the Owners
entitled thereto, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distribution
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other reason
the Depositary deems such
distribution not to be feasible, the
Depositary may adopt such
method as it may deem equitable
and practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the
securities or property thus
received, or any part thereof, and
the net proceeds of any such sale
net of the fees and expenses of
the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement will be
distributed by the Depositary to
the Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of the
Deposit Agreement.

If any distribution consists of a
dividend in, or free distribution
of, Shares, the Depositary may
distribute to the Owners of
outstanding Receipts entitled
thereto, additional Receipts
evidencing an aggregate number
of American Depositary Shares
representing the amount of
Shares received as such dividend
or free distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement.  In
lieu of delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in
the manner and subject to the
conditions described in Section
4.01 of the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

In the event that the Depositary
determines that any distribution
in property including Shares and
rights to subscribe therefor is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of
all or a portion of such property
including Shares and rights to
subscribe therefor in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes or charges, and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or
charges to the Owners of
Receipts entitled thereto.

13.  RIGHTS.
In the event that the Company
shall offer or cause to be offered
to the holders of any Deposited
Securities any rights to subscribe
for additional Shares or any
rights of any other nature, the
Depositary shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on behalf
of any Owners and making the
net proceeds available to such
Owners or, if by the terms of
such rights offering or for any
other reason, the Depositary may
not either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to such
Owners, then the Depositary
shall allow the rights to lapse.  If
at the time of the offering of any
rights the Depositary determines
in its discretion that it is lawful
and feasible to make such rights
available to all Owners or to
certain Owners but not to other
Owners, the Depositary may
distribute to any Owner to whom
it determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such form
as it deems appropriate.

In circumstances in which rights
would otherwise not be
distributed, if an Owner of
Receipts requests the distribution
of warrants or other instruments
in order to exercise the rights
allocable to the American
Depositary Shares of such Owner
under the Deposit Agreement,
the Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
a the Company has elected in its
sole discretion to permit such
rights to be exercised and b such
Owner has executed such
documents as the Company has
determined in its sole discretion
are reasonably required under
applicable law.

If the Depositary has distributed
warrants or other instruments for
rights to all or certain Owners,
then upon instruction from such
an Owner pursuant to such
warrants or other instruments to
the Depositary from such Owner
to exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses
of the Depositary and any other
charges as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of
such Owner, exercise the rights
and purchase the Shares, and the
Company shall cause the Shares
so purchased to be delivered to
the Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will cause
the Shares so purchased to be
deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the
case of a distribution pursuant to
the second paragraph of this
Article 13, such Receipts shall be
legended in accordance with
applicable U.S. laws, and shall be
subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
such laws.

If the Depositary determines in
its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners,
it may sell the rights, warrants or
other instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully or
feasibly make such rights
available, and allocate the net
proceeds of such sales net of the
fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise entitled
to such rights, warrants or other
instruments, upon an averaged or
other practical basis without
regard to any distinctions among
such Owners because of
exchange restrictions or the date
of delivery of any Receipt or
otherwise.

The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either
exempt from registration under
the Securities Act of 1933 with
respect to a distribution to all
Owners or are registered under
the provisions of such Act
provided, that nothing in the
Deposit Agreement shall create,
any obligation on the part of the
Company to file a registration
statement under the Securities
Act of 1933 with respect to such
rights or underlying securities or
to endeavor to have such a
registration statement declared
effective or otherwise to register
such rights or securities under
any other applicable laws for any
purpose.  If an Owner of
Receipts requests the distribution
of warrants or other instruments,
notwithstanding that there has
been no such registration under
the Securities Act of 1933, the
Depositary shall not effect such
distribution unless it has received
an opinion from recognized
counsel in the United States for
the Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration.

The Depositary shall not be
responsible for any failure to
determine that it may be lawful
or feasible to make such rights
available to Owners in general or
any Owner in particular.

14.  CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or the
Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or rights, and
if at the time of the receipt
thereof the foreign currency so
received can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred
to the United States, the
Depositary shall convert or cause
to be converted, by sale or in any
other manner that it may
determine, such foreign currency
into Dollars, and such Dollars
shall be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed
any warrants or other instruments
which entitle the holders thereof
to such Dollars, then to the
holders of such warrants andor
instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions,
the date of delivery of any
Receipt or otherwise and shall be
net of any expenses of
conversion into Dollars incurred
by the Depositary as provided in
Section 5.09 of the Deposit
Agreement.

If such conversion or distribution
can be effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may deem
desirable.

If at any time the Depositary
shall determine that in its
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States,
or if any approval or license of
any government or agency
thereof which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency or
an appropriate document
evidencing the right to receive
such foreign currency received by
the Depositary to, or in its
discretion may hold such foreign
currency uninvested and without
liability for interest thereon for
the respective accounts of, the
Owners entitled to receive the
same.

If any such conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by the
Depositary to, or hold such
balance uninvested and without
liability for interest thereon for
the respective accounts of, the
Owners entitled thereto.

15.  RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash shall
be made, or whenever rights shall
be issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record date
a for the determination of the
Owners of Receipts who shall be
i entitled to receive such
dividend, distribution or rights or
the net proceeds of the sale
thereof, ii entitled to give
instructions for the exercise of
voting rights at any such meeting
or iii responsible for any fee
assessed by the Depositary
pursuant to the Deposit
Agreement, or b on or after
which each American Depositary
Share will represent the changed
number of Shares, subject to the
provisions of the Deposit
Agreement.

16.  VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable thereafter,
mail to the Owners of Receipts a
notice, the form of which notice
shall be in the sole discretion of
the Depositary, which shall
contain a such information as is
contained in such notice of
meeting received by the
Depositary from the Company,
b a statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject to
any applicable provision of
English law and of the
Memorandum or Articles of
Association of the Company, to
instruct the Depositary as to the
exercise of the voting rights, if
any, pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and c a statement as to the
manner in which such
instructions may be given. Upon
the written request of an Owner
of a Receipt on such record date,
received on or before the date
established by the Depositary for
such purpose, the Depositary
shall endeavor insofar as
practicable to vote or cause to be
voted the amount of Shares or
other Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance with
the instructions set forth in such
request.  The Depositary shall not
vote or attempt to exercise the
right to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.

There can be no assurance that
Owners generally or any Owner
in particular will receive the
notice described in the preceding
paragraph sufficiently prior to the
instruction date to ensure that the
Depositary will vote the Shares
or Deposited Securities in
accordance with the provisions
set forth in the preceding
paragraph.

17.  CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal
value, change in par value,
splitup, consolidation, or any
other reclassification of
Deposited Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale
of assets affecting the Company
or to which it is a party, or upon
the redemption or cancellation by
the Company of the Deposited
Securities, any securities, cash or
property which shall be received
by the Depositary or a Custodian
in exchange for, in conversion of,
in lieu of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, in addition
to the existing Deposited
Securities, the right to receive the
new Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursuant
to the following sentence.  In any
such case the Depositary may
execute and deliver additional
Receipts as in the case of a
dividend in Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
Neither the Depositary nor the
Company nor any of their
respective directors, officers,
employees, agents or affiliates
shall incur any liability to any
Owner or holder of any Receipt, i
if by reason of any provision of
any present or future law or
regulation of the United States or
any other country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future, of
the Memorandum or Articles of
Association of the Company, or
by reason of any provision of any
securities issued or distributed by
the Company, or any offering or
distribution thereof, or by reason
of any act of God or war or
terrorism or other circumstances
beyond its control, the
Depositary or the Company or
any of their respective directors,
officers, employees, agents or
affiliates shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement or Deposited
Securities it is provided shall be
done or performed, ii by reason
of any nonperformance or delay,
caused as aforesaid, in the
performance of any act or thing
which by the terms of the
Deposit Agreement it is provided
shall or may be done or
performed, iii by reason of any
exercise of, or failure to exercise,
any discretion provided for in the
Deposit Agreement, iv for the
inability of any Owner or holder
to benefit from any distribution,
offering, right or other benefit
which is made available to
holders of Deposited Securities
but is not, under the terms of the
Deposit Agreement, made
available to Owners or holders, or
v for any special, consequential
or punitive damages for any
breach of the terms of the
Deposit Agreement.  Where, by
the terms of a distribution
pursuant to Section 4.01, 4.02 or
4.03 of the Deposit Agreement,
or an offering or distribution
pursuant to Section 4.04 of the
Deposit Agreement, such
distribution or offering may not
be made available to Owners of
Receipts, and the Depositary may
not dispose of such distribution
or offering on behalf of such
Owners and make the net
proceeds available to such
Owners, then the Depositary
shall not make such distribution
or offering, and shall allow any
rights, if applicable, to lapse.
Neither the Company nor the
Depositary nor any of their
respective directors, officers,
employees, agents or affiliates
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
holders of Receipts, except that
they agree to perform their
obligations specifically set forth
in the Deposit Agreement
without negligence or bad faith.
The Depositary shall not be
subject to any liability with
respect to the validity or worth of
the Deposited Securities.  Neither
the Depositary nor the Company
nor any of their respective
directors, officers, employees,
agents or affiliates shall be under
any obligation to appear in,
prosecute or defend any action,
suit, or other proceeding in
respect of any Deposited
Securities or in respect of the
Receipts, on behalf of any Owner
or holder or other person.
Neither the Depositary nor the
Company nor any of their
respective directors, officers,
employees, agents or affiliates
shall be liable for any action or
nonaction by it in reliance upon
the advice of or information from
legal counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder of
a Receipt, or any other person
believed by it in good faith to be
competent to give such advice or
information.  Each of the
Depositary, the Company and
their directors, officers,
employees, agents and
controlling persons may rely and
shall be protected in acting upon
any written notice, request,
direction or other document
believed by such person to be
genuine and to have been signed
or presented by the proper party
or parties.  The Depositary shall
not be responsible for any failure
to carry out any instructions to
vote any of the Deposited
Securities, or for the manner in
which any such vote is cast or the
effect of any such vote, provided
that any such action or nonaction
is in good faith.  The Depositary
shall not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection
with a matter arising wholly after
the removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability
arises, the Depositary performed
its obligations without negligence
or bad faith while it acted as
Depositary.  The Company agrees
to indemnify the Depositary, its
directors, officers, employees,
agents and affiliates and any
Custodian against, and hold each
of them harmless from, any
liability or expense including, but
not limited to, the expenses of
counsel which may arise out of
any registration with the
Commission of Receipts,
American Depositary Shares or
Deposited Securities or the offer
or sale thereof in the United
States or out of acts performed or
omitted, in accordance with the
provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, i by either the
Depositary or a Custodian or
their respective directors,
officers, employees, agents and
affiliates, except for any liability
or expense arising out of the
negligence or bad faith of any of
them, or ii by the Company or
any of its directors, officers,
employees, agents and affiliates.
No disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.

19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR CUSTODIAN.
The Depositary may at any time
resign as Depositary under the
Deposit Agreement by written
notice of its election so to do
delivered to the Company, such
resignation to take effect upon
the appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by 120
days prior written notice of such
removal, to become effective
upon the later of i the 120th day
after delivery of the notice to the
Depositary and ii the
appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in
the best interest of the Owners of
Receipts to do so, it may appoint
a substitute or additional
custodian or custodians.

20.  AMENDMENT.
The form of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company
and the Depositary without the
consent of Owners or holders of
Receipts in any respect which
they may deem necessary or
desirable.  Any amendment
which shall impose or increase
any fees or charges other than
taxes and other governmental
charges, registration fees and
cable, telex or facsimile
transmission costs, delivery costs
or other such expenses, or which
shall otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective as
to outstanding Receipts until the
expiration of thirty days after
notice of such amendment shall
have been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such Receipt
and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.

21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary at any time at the
direction of the Company, shall
terminate the Deposit Agreement
by mailing notice of such
termination to the Owners of all
Receipts then outstanding at least
60 days prior to the date fixed in
such notice for such termination.
The Depositary may likewise
terminate the Deposit Agreement
by mailing notice of such
termination to the Company and
the Owners of all Receipts then
outstanding at least 30 days prior
to the date of termination, if at
any time 30 days shall have
expired after the Depositary shall
have delivered to the Company a
written notice of its election to
resign and a successor depositary
shall not have been appointed
and accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt will, upon a
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, b payment of the fee
of the Depositary for the
surrender of Receipts referred to
in Section 2.05 of the Deposit
Agreement, and c payment of
any applicable taxes or
governmental charges, be entitled
to delivery, to him or upon his
order, of the amount of
Deposited Securities represented
by the American Depositary
Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date
of termination, the Depositary
thereafter shall discontinue the
registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof, shall not accept
deposits of Shares and shall so
instruct each Custodian and shall
not give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary after deducting, in
each case, the fee of the
Depositary for the surrender of a
Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the
terms and conditions of the
Deposit Agreement, and any
applicable taxes or governmental
charges.  At any time after the
expiration of four months from
the date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale, together with any
other cash then held by it
thereunder, unsegregated and
without liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been surrendered,
such Owners thereupon
becoming general creditors of the
Depositary with respect to such
net proceeds.  After making such
sale, the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash after
deducting, in each case, the fee
of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges
and except for its obligations to
the Company under Section 5.08
of the Deposit Agreement.  Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.

22.	SUBMISSION TO
JURISDICTION WAIVER OF
IMMUNITIES.
In the Deposit Agreement, the
Company has i   appointed [], in
the State of New York, as the
Companys authorized agent upon
which process may be served in
any suit or proceeding arising out
of or relating to the Shares or
Deposited Securities, the
American Depositary Shares, the
Receipts or this Agreement, ii
consented and submitted to the
jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted,
and iii agreed that service of
process upon said authorized
agent shall be deemed in every
respect effective service of
process upon the Company in any
such suit or proceeding.

To the extent that the Company
or any of its properties, assets or
revenues may have or hereafter
become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from
any legal action, suit or
proceeding, from the giving of
any relief in any respect thereof,
from setoff or counterclaim, from
the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in aid
of execution or judgment, or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any
judgment, in any jurisdiction in
which proceedings may at any
time be commenced, with respect
to its obligations, liabilities or any
other matter under or arising out
of or in connection with the
Shares or Deposited Securities,
the American Depositary Shares,
the Receipts or the Deposit
Agreement, the Company, to the
fullest extent permitted by law,
hereby irrevocably and
unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to
such relief and enforcement.

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